UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported): January 26, 2005


                          DCI USA, INC.
     (Exact name of registrant as specified in its charter)

          Delaware               000-31143                22-3742159
(State or other jurisdiction   (Commission              (IRS Employer
    of incorporation)           File Number)         Identification No.)

                        231 Norman Avenue
                    Brooklyn, New York 11222
            (Address of principal executive offices)


                          718-383-5255
      (Registrant's telephone number, including area code)


                            _________
  (Former name or former address, if changed since last report)

Section   4.   Matters  Related  to  Accountants  and   Financial
Statements
Item 4.01.  Changes in Registrant's Certifying Accountant.

On January 27, 2005, DCI USA, Inc. (the "Registrant") engaged Seligson & Giannattasio LLP (the "New Accountant"), having an address at 901 North Broadway, White Plains, New York 10603, as its new principal independent accountants, following the resignation of the Registrant's prior principal independent accountants, Haefele, Flanagan, & Co., P.C. (the "Former Accountant"), which occurred on January 26, 2005. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

The reports of the Former Accountant on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during Registrant's two most recent fiscal years and through January 26, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. No "reportable events" (as defined in 17 C.F.R. 229.304(a)(1)(v)) occurred within the Registrant's two most recent fiscal years nor through January 26, 2005.

As of January 27, 2005, the New Accountant was engaged by the Registrant as its principal independent accountants. The appointment of the New Accountant was recommended and approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years and through January 27, 2005, the Registrant did not consult the New Accountant regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by the New Accountant that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in 17 C.F.R. 304(a)(1)(iv) and the related instructions) or a "reportable event" (as defined in 17 C.F.R. 304(a)(1)(v)).

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC dated January 28, 2005 is filed as Exhibit
16.1 to this Current Report on Form 8-K.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
  (a)  Financial Information.        Not applicable
  (b)  Pro forma financial information.   Not applicable
  (c)  Exhibits
     Exhibit 16.1   Letter from Haefele, Flanagan, & Co., to the
                    Securities and Exchange Commission, dated
                    January 28, 2005, on the change in the
                    certifying accountant

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DCI USA, INC.
                                        (Registrant)

                                        By: /s/ _Adam Ofek
                                        Adam Ofek, President



Date:  January 31, 2005